Exhibit 99.1

                              CONTRACT OF SALE AND
                            PURCHASE OF REAL PROPERTY


This Contract of Sale and Purchase of Real Property ("Contract") is entered into between the following parties: Parkway Monticello Partners, a Texas limited Partnership ("Seller"), and Harvard Property Trust, LLC, a Delaware limited liability company doing business as Behringer Harvard Funds ("Purchaser").

                        1. AGREEMENT TO SELL AND PURCHASE

1.1 SALE OF PROPERTY. Subject to the terms and conditions stated in this Contract, Seller agrees to sell and convey to Purchaser and Purchaser agrees to purchase, the Property defined in Section 1.2.

1.2 PROPERTY. The "Property" means, collectively, the Land, Improvements, Personal Property, Intangible Personal Property and the Leases, described as follows:

        (a) "LAND" means the real property described on EXHIBIT "A" attached to this Contract, together with any rights pertaining to such real property, including, without limitation, any right, title and interest of Seller in and to any adjacent streets, roads, alleys, rights-of-way, strips and gores adjoining the real property, any development rights, air rights, water rights, and any other easements, interests, rights, powers and privileges appurtenant or incident to the use and enjoyment of the Land.

        (b) "IMPROVEMENTS" means the buildings known as Parkway Vista, 5072 Plano Parkway, Plano, Texas 75093, including common facilities, and all other buildings, improvements, structures and fixtures constructed or installed on the Land.

        (c) "PERSONAL PROPERTY" means any equipment, inventory, fixtures and tangible personal property owned or used by Seller located in, on or about and used in connection with the Land or Improvements including, without limitation, any furniture, furnishings, equipment, if any, and all replacements and additions to such items made prior to Closing.

        (d) "INTANGIBLE PERSONAL PROPERTY" means any plans and specification, drawing and brochures, and Seller's interest in any licenses, certificates and permits relating to the Improvements, Seller's interest in any service, maintenance, management or other contracts relating to the ownership or operation of the Property, Seller's interest in any transferable or assignable warranties and guarantees relating to the ownership or trademarks and trade or business names relating to the Property, telephone exchanges, if any, related to the operation and management of the Property, keys to locks on the Property, and any contract rights, receivables, deposits, security deposits and prepaid rents, and any other general intangible personal property.

        (e)     "LEASES" means the tenant leases as defined in Section 5.1.

                                    2. TERMS

2.1 The following capitalized terms shall have the meanings set forth below. There are additional capitalized terms in this Contract which may be defined subsequent to their initial use.

        (a)     "Closing Date" means the date specified in Section 10.1.

        (b)     "Date of this Contract" means the date specified in Section
                12.11.

        (c) "Earnest Money" means that portion of the Purchase Price deposited by Purchaser with the Title Company at the times and in the form and amounts specified in Section 3.3.

        (d)     "Inspection Period" means the time period described in Section
5.2.

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        (e)     "Permitted Exceptions" means those exceptions or conditions which affect or may affect Seller's title to the Property to which Purchaser does not object or as to which Purchaser has waived any objections in accordance with Section 4.3.

        (f) "Purchase Price" means the consideration paid for the purchase of the Property as set out in Section 3.1.

        (g) "Regulation" means any zoning or land use requirement, or any ordinance, regulation, code, rule, statute or law of any special district, utility company, city, county, state or federal agency or authority.

        (h) "Title Company" means Rattikin Title Company, Attention: Gayle Williams, located at 112 State Street, Suite 200, Southlake, Texas 76092.

        (i) "Title Policy" means an owner's policy of title insurance to be issued by Title Company in accordance with the terms and provisions of this Contract.

                                3. PURCHASE PRICE

3.1     PURCHASE PRICE. The Purchase Price shall be $5,300,000.00.

3.2 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid at Closing in cash or by certified or cashier's check or by wire transfer of funds into the Title Company's bank escrow account.

3.3 EARNEST MONEY. Within two (2) business days after the Date of this Contract, Purchaser shall deliver in escrow to the Title Company the sum of $250,000.00, to be held as Earnest Money. At Closing, the Earnest Money shall, at the option of Purchaser, either be returned to Purchaser or applied towards payment of the Purchase Price; otherwise, the Earnest Money shall be disbursed as required by other provisions of this Contract.

3.4 INDEPENDENT CONSIDERATION. Purchaser shall pay to Seller as of the Date of this Contract the sum of $100.00 to be retained by Seller as a nonrefundable fee in consideration of this Contract and the Inspection Period.

                               4. TITLE AND SURVEY

4.1 SURVEY. Within ten (10) days after the Date of this Contract, Seller shall obtain and deliver to Purchaser, at Seller's sole cost and expense, an as-built survey dated after the Date of this Contract (the "Survey") prepared by a surveyor licensed in the State of Texas (the "Surveyor") acceptable to the Title Company and in accordance with the Texas Surveyor's Association standards for a Category IA, Condition II Survey.

4.2 TITLE COMMITMENT. Within ten (10) days after the Date of this Contract, Seller, at Seller's sole cost and expense, shall cause to be furnished to Purchaser a commitment for Title Policy (the "Commitment") dated no earlier than the Date of this Contract, issued through the Title Company, setting forth the state of title to the Land and any exceptions and conditions affecting the Land which would appear in a Title Policy if issued, together with correct, complete and legible copies of all instruments referred to in the Commitment including, without limitation, recorded plats, and all recorded lien instruments. The Commitment shall insure good and indefeasible fee simple title in Purchaser subject only to the Permitted Exceptions.

4.3 REVIEW OF COMMITMENT AND SURVEY. Purchaser shall have five (5) days (the "Review Period") after actual receipt of the last of the Commitment, the instruments affecting title, and the Survey (the "Title Documents") to review the Title Documents and to give Seller written notice of each condition and exception to which Purchaser objects. All conditions and exceptions shown in the Title Documents to which Purchaser does not object within the Review Period and any objection which Purchaser timely makes but is subsequently cured or waived shall be considered "Permitted Exceptions". However, notwithstanding anything to the contrary contained in this Contract, if at Closing there is any mechanic's or materialmen's lien or mortgage, deed of trust or other instrument creating a lien for borrowed money against all or any part of the Property (a "Lien"), such Lien shall not be a Permitted Exception and Seller shall discharge all such Liens of record and apply such portions of the Purchase Price or


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Seller's funds as may be necessary to accomplish the same. If Purchaser gives
Seller written notice of any objections within the Review Period, Seller shall have five (5) days (the "Cure Period") after receipt of such notice in which to satisfy Purchaser. If Seller is unable or chooses not to satisfy any of such objections within the Cure Period, then Purchaser may terminate this Contract by written notice to the Seller within three (3) days after expiration of the Cure Period, in which case this Contract shall terminate and the Earnest Money shall be immediately returned to Purchaser.

                              5. INSPECTION PERIOD

Purchaser's obligations under this Contract are subject to and contingent upon the following:

5.1 DELIVERY OF DOCUMENTS. Within five (5) days after the Date of this Contract, Seller at Seller's sole cost and expense, will deliver to Purchaser or make available for Purchaser's review copies of all agreements, documents, contracts and other pertinent information concerning the Property which are in Seller's possession (the "Property Information") including, without limitation, correct, complete and legible copies of the following:

        (a)     A current inventory of all Personal Property.

        (b) Any service, maintenance, management and other contracts relating to the ownership, management and operation of the Property.

        (c) Any assignable warranties and guarantees relating to the Property or to the Personal Property.

        (d) Income and expense statements reflecting the operating history of the Property for the two calendar years immediately preceding the Date of this Contract, including without limitation expenses for utility charges and municipal services, taxes, operating expenses, and capital improvements, gross rental and income and cash flow, such statements to be certified as true, complete and correct by an authorized officer or agent of Seller.

        (e) "As-built" plans and specifications for the Property, inspection reports, engineering plans and studies, soil and substrata studies, structural reports, environmental impact reports, environmental assessment reports, insurance loss histories in respect of the Property, and current permits issued for the Property or the Improvements, to the extent in the possession or within the control of Seller or Seller's agents.

        (f) True and accurate copies of all Leases including any amendments thereto.

        (g) A rent roll of the Property ("Rent Roll"), dated as of the last day of the month preceding the month in which the Rent Roll is delivered, certified as true and correct by an authorized officer or representative of Seller. The Rent Roll shall list by building the names of tenants, showing commencement and termination dates of the Leases, the suite number, as applicable, the square footage of the leased premises under the Leases, monthly rental and other payments specified in the Leases, delinquent and prepaid rents, the amount of security deposits, the percentage of occupancy and vacancy.

        (h) Such other documents and information as Purchaser may reasonably request in connection with its inspection of the Property and the documents relating thereto.

5.2 PURCHASER'S INSPECTION. Purchaser shall have fifteen (15) days (the "Inspection Period") from the Date of this Contract to inspect the Property Information and the Property, including tenant spaces under the Leases, and to conduct environmental, engineering and economic feasibility studies of the Property. If Purchaser is not satisfied with the Property or any of the Property Information or the feasibility studies for any reason, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract. If Purchaser fails to deliver notice to Seller on or before the expiration of the Inspection Period that Purchaser has disapproved the Property and Property Information, then Purchaser shall be deemed to have waived its right to terminate pursuant to this Section.

5.3 ACCESS TO THE PROPERTY. Following twenty-four (24) hours advance written notice to Seller and during regular business hours, Purchaser shall have the right to enter on the Property, including the tenant spaces, during the Inspection Period for the purpose of conducting inspections and studies at Purchaser's cost and expense and is

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authorized to inspect and copy any records and information in Seller's possession pertaining to the tenants and to the maintenance, zoning or use and operation of the Property. Such inspections shall not unreasonably interfere with the operations of the tenants at the Property. Purchaser shall indemnify, defend and hold Seller harmless from any loss, claim, liability or cost, including without limitation, damage to Property, injury to persons and claims of mechanic's or materialmen's liens caused by Purchaser's entry and conduct of tests on the Property. Notwithstanding anything to the contrary contained elsewhere in this Contract, the indemnities set forth in this Section 5.3 shall survive the Closing.

5.4 AUDIT. Purchaser has advised Seller that Purchaser must cause to be prepared up to three (3) years of audited financial statements in respect of the Property in compliance with the policies of Purchaser and certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X, Rule 3-14. Seller agrees to use reasonable efforts to cooperate with Purchaser's auditors in the preparation of such audited financial statements (it being understood and agreed that the foregoing covenant shall survive the Closing). Without limiting the generality of the preceding sentence
(a) Seller shall, during normal business hours, allow Purchaser's auditors reasonable access to such books and records maintained by Seller (and Seller's manager of the Property) in respect of the Property as necessary to prepare such audited financial statements; (b) Seller shall use reasonable efforts to provide to Purchaser such financial information and supporting documentation as are necessary for Purchaser's auditors to prepare audited financial statements; (c) Seller will make available for interview by Purchaser and Purchaser's auditors the manager of the Property or other agents or representatives of Seller responsible for the day-to-day operation of the Property and the keeping of the books and records in respect of the operation of the Property; and (d) if Seller has audited financial statements with respect to the Property, Seller shall promptly provide Purchaser's auditors with a copy of such audited financial statements. If after the Closing Date Seller obtains an audited financial statement in respect of the Property for a fiscal period prior to the Closing Date that was not completed as of the Closing Date, then Seller shall promptly provide Purchaser with a copy of such audited financial statement, and the foregoing covenant shall survive Closing.

5.5 TENANT ESTOPPELS. Seller shall make commercially reasonable efforts to obtain and deliver to Purchaser, no later than five (5) days prior to the Closing Date (the "Estoppel Return Date"), a tenant estoppel certificate in the form of EXHIBIT "B" attached hereto executed by each tenant at the Property; provided, however, the form of tenant estoppel certificate shall reflect appropriate changes thereto for any tenant whose lease requires a different form of tenant estoppel certificate. An executed tenant estoppel certificate in the form of EXHIBIT "B" (as such form may be changed for any tenant whose lease requires a different form of tenant estoppel certificate) is herein referred to as a "Tenant Estoppel". Seller shall deliver each executed tenant estoppel certificate to Purchaser (regardless of whether it complies with this Agreement) promptly following Seller's receipt thereof. Notwithstanding anything contained herein to the contrary, it shall be a condition precedent to the obligation of Purchaser to consummate the transaction that is the subject of this Agreement that Seller deliver to Purchaser, on or before the Estoppel Return Date, Tenant Estoppels executed by (a) tenants occupying, in the aggregate, at least ninety percent (90%) of the leased square footage at the Property, and (b) each tenant that leases more than two thousand (2,000) square feet at the Property (such condition being herein referred to as the "Tenant Estoppel Condition"). In the event that Seller is unable to satisfy the Tenant Estoppel Condition by the Estoppel Return Date, Seller shall not be in default under this Agreement. However, if the Tenant Estoppel Condition is not fulfilled as of the Estoppel Return Date, then, for three (3) business days thereafter, Purchaser shall have the option either to (i) waive the Tenant Estoppel Condition, (ii) extend the Closing Date for up to fourteen (14) days to allow Seller more time to obtain additional tenant estoppel certificates; or (iii) terminate this Agreement, in which event all of the Earnest Money shall be returned to Purchaser. If Purchaser elects to extend the Closing Date pursuant to clause (ii) of the preceding sentence and the Tenant Estoppel Condition is still not fulfilled on or before the expiration of the fourteen (14) day extension period, then Purchaser may elect one of the options set forth in clauses (i) and (iii) of the preceding sentence.

                                6. TITLE POLICY

6.1 TITLE POLICY. The Title Policy to be issued to Purchaser by the Title Company pursuant to this Contract shall be in the amount of the Purchase Price, dated as of the Closing Date and shall contain only the Permitted Exceptions with the standard printed exceptions deleted except that (i) the exception for "rights of parties in possession" shall be modified to except only to "rights of tenants in possession under the Leases, as tenants", and (ii) the standard survey exception may be modified, at Purchaser's sole expense, to except only to "shortages in area" (the "Survey Deletion").

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                        7. REPRESENTATIONS AND WARRANTIES

7.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser the following as of the Date of this Contract and as of the Closing Date (which representations and warranties shall survive Closing for a period of one (1) year):

        (a) That Seller has, and as of the Closing Date will have and will convey to Purchaser, good and indefeasible fee simple title to the Property, free and clear of all conditions, exceptions, easements, and reservations, except the Permitted Exceptions.

        (b) With respect to the Leases: (1) to the best of Seller's knowledge, the Leases are in full force and effect in accordance with their terms, no tenant has any claim of offset or defense to the payment of rent or has asserted any such claim of offset or defense to the payment of rent or has asserted any such claim, and no tenant has notified Seller in writing of any claim of defect in the Property or injury to persons or damage to property other than as disclosed in the Property Information, (2) each tenant under a Lease has accepted the leased premises and has commenced occupancy and payment of rent,
(3) all rent payable by tenants is current, (4) all construction and repair of any improvements or facilities required to be performed by Seller have been completed, and (5) except as set out in the Leases, no tenant is entitled to any concession, rebate, allowance or period of occupancy free of rent.

        (c) There are no bills unpaid, liens filed or claims pending in connection with the construction, maintenance, repair, or the ownership, management, and operation of the Property, and none will exist as of the Closing Date.

        (d) Except for the rights of those tenants in possession of the Property under the Leases, there are no other parties in possession of the Property under the Leases, there are no parties claiming any right to use or occupancy of any portion of the Property as lessees, tenants at sufferance, licensees or otherwise.

        (e) Seller has received no written notice from any governmental authority, board of fire underwriters, improvement association, or architectural committee relating to defects in the improvements on the Property, relating to noncompliance with any applicable building code or restriction that has not been corrected, or relating to any threat of impending condemnation.

        (f) To the best of Seller's knowledge, there is no litigation pending that might materially affect the value or the use or operation of the Property for its intended purpose or the ability of Seller to perform its obligations under this Contract. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware.

7.2 AS-IS CONVEYANCE. Seller will convey the Property "AS IS". Purchaser expressly acknowledges that, in consideration of Seller's agreements, except as otherwise specified in this Contract or in the Deed, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF THE PROPERTY'S CONDITION, HABITABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. Purchaser acknowledges that it is sophisticated in the purchase of real property and is entering into this Contract in reliance on its own abilities and investigation and not on any representation, warranty, or agreement of Seller, other than as stated in this Contract. Purchaser acknowledges that no representations have been made by Seller or its agents or employees to induce Purchaser to enter into this transaction other than as expressly stated in this Contract. This Section 7.2 survives the Closing.

7.3 OPERATIONS PENDING CLOSING. Pending Closing, Seller shall operate and manage the Property in a normal businesslike manner, maintaining present services and insurance policies, shall maintain the Property in good repair and working order, and shall perform when due all of Seller's obligations under the Leases and other contracts affecting the Property and otherwise in accordance with applicable laws, ordinances, rules and regulations affecting the Property. Seller shall not enter into any lease or other contract (or an extension or modification of any lease or other contract) with respect to the Property which will survive the Closing or otherwise affect the use, operation or enjoyment of the Property after the Closing, without first obtaining Purchaser's prior written consent thereto. After the date hereof and prior to Closing, no part of the Property, nor any interest therein, will be alienated, liened, encumbered or otherwise transferred.

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                                   8. BROKERS

8.1 BROKER. Neither party has engaged any broker, finder or agent in connection with this transaction except Realty America Group ("Broker") (which Seller agrees to pay pursuant to a separate written agreement). Each party to this Contract agrees to indemnify, defend, and hold the other party harmless from any cost, damages or expense, including reasonable attorneys fees and court costs, resulting from any claim for a commission, finder's fee or other compensation in connection with this transaction asserted by any person acting or claiming to act based upon an agreement with such indemnifying party, other than Broker. Notwithstanding anything to the contrary contained elsewhere in this Contract, the indemnities set forth in this Section 8.1 shall survive the Closing.

                          9. CONDEMNATION AND CASUALTY

9.1 CONDEMNATION. If on or before the Closing Date, any material portion of the Property has been condemned or sold under threat of condemnation or becomes the subject of any condemnation proceeding, Seller shall notify Purchaser and Purchaser may at its sole election, within ten (10) days after receipt of such notice, terminate this Contract by written notice to Seller, in which event the Earnest Money shall be returned to Purchaser. If Purchaser does not elect to terminate within such ten (10) day period, then Purchaser shall be deemed to have waived any objection to such condemnation, in which event Purchaser shall accept title to the Property at Closing subject to such condemnation, and Seller shall deliver all condemnation proceeds or assign its rights to such proceeds to Purchaser.

9.2 CASUALTY. If, on or before the Closing Date, a material portion of the Property has been damaged by fire, storm, flood or other casualty, Seller shall promptly notify Purchaser in writing. If the Property cannot be restored to its present condition prior to Closing, then Purchaser shall have the right at its sole election, within three (3) days after receipt of such notice, to terminate this Contract by written notice to Seller, in which event Purchaser's Earnest Money shall be returned. If Purchaser fails to give such notice of termination, Purchaser shall be deemed to have waived any objection to such damage, in which event Purchaser shall accept title to the Property at Closing subject to such damage, and Seller shall give Purchaser a credit for the amount of any deductible under the applicable insurance policy and deliver to Purchaser all insurance proceeds received by Seller or assign to Purchaser all rights to negotiate, settle and collect such proceeds with respect to such damage.

                                   10. CLOSING

10.1 DATE AND PLACE OF CLOSING. The Closing of this Contract shall take place at the offices of the Title Company on the Closing Date. The Closing Date shall be no later than five (5) days after the expiration of the Inspection Period. "Closing" shall mean the consummation of this transaction including without limitation the execution and delivery by Purchaser and Seller of the items specified in Section 10.2 and recordation of the warranty deed.

10.2    ITEMS TO BE DELIVERED AT THE CLOSING.

        (a) SELLER. Prior to the Closing Date, Seller shall deliver or cause to be delivered to the Title Company, at Seller's sole cost and expense, duplicate originals or duplicate original counterparts of each of the following items, duly executed and acknowledged by Seller in recordable form where applicable:

                (1) Such documents as may be required by the Title Company to issue a Title Policy pursuant to this Contract, including without limitation, affidavits pertaining to mechanic's liens.

                (2) A Special Warranty Deed in the form of EXHIBIT "C" attached hereto properly executed and in proper form for recording so as to convey to Purchaser or its assignee good and indefeasible title to the Property as required by this Contract.

                (3) A Special Warranty Bill of Sale with no covenants of warranty, conveying title to the Personal Property and the Intangible Personal Property, subject only to the Permitted Exceptions.

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                (4)     Executed originals of all Leases and security deposit
agreements and all of Seller's keys for the Property.

                (5) An Assignment of Service Contracts, Warranties and Guarantees assigning to Purchaser all assignable warranties and guarantees, if any, pertaining to the Property and requested by Purchaser.

                (6) An Assignment and Assumption of Leases transferring to Purchaser all of Seller's right, title and interest in the Leases, security deposits and prepaid rents, if any.

                (7) Letters addressed to each tenant under the Leases and to the parties to any assigned service and maintenance agreements notifying such tenant or party of the sale of the Property to Purchaser and of the assignment to Purchaser of any deposits held or made by such parties.

                (8) An affidavit, sworn to by the Seller, or if Seller is a corporation by the President or any Vice President of Seller, stating under penalty of perjury, that the Seller is not a "foreign person" as defined in the Internal Revenue Code Section 1445 and the regulations promulgated under such Code, that the Purchaser is not required to withhold any portion of the Purchase Price under the provisions of such Code, and stating the Seller's United States taxpayer identification number.

                (9) All additional documents and instruments which Purchaser and Seller may mutually and reasonably determine are necessary to the consummation of this transaction.

        (b) PURCHASER. At Closing, Purchaser shall deliver the following to Title Company: (1) the Purchase Price by wire transfer of funds into the bank escrow account of the Title Company; (2) executed notices, if required by applicable law or statutes; (3) such other documents as may be required by the Title Company to issue a Title Policy pursuant to this Contract; (4) an Assignment and Assumption of Leases in which Purchaser assumes Seller's duties under the Leases; and (5) all additional documents and instruments which Purchaser and Seller may mutually and reasonably determine are necessary to the consummation of this transaction.

10.3 ADJUSTMENTS AT CLOSING. Notwithstanding anything to the contrary contained in this Contract, the provisions of this Section shall survive the Closing. The following items shall be adjusted or prorated between Seller and Purchaser at Closing or at such other time as is provided in this Section:

        (a) Ad valorem and similar taxes relating to the Property for the calendar year in which the Closing Date occurs shall be prorated between Seller and Purchaser as of the Closing Date, based upon the most recent ascertainable assessed valuation and tax rate applicable to the Property. Upon receipt of the actual tax bill for the Property, the proration of taxes made at Closing shall be adjusted as appropriate.

        (b) Any rent or other payment under the Leases paid for the calendar month during which Closing occurs shall be prorated between the Seller and the Purchaser, as of 11:59 p.m. of the day prior to Closing. If any rent or other payment for such calendar month is unpaid as of Closing, such rent shall be treated as if collected by Seller on the first day of such calendar month for the purpose of prorating rents. After Closing, if the Purchaser actually receives any such rent or other payments, then Purchaser shall remit the Seller's portion to Seller, except that Purchaser shall be entitled to apply such rents and other payments first to arrearages in rent which accrue after Closing.

        (c) Purchaser will be credited at Closing with the amount of any security or other deposits and advance rental payments made by tenants under the Leases.

        (d) All other income and normal operating expenses pertaining to the Property which are not the responsibility of tenants under the Leases shall be prorated between the Seller and the Purchaser, as of 11:59 p.m. of the day prior to Closing.

        (e) Seller shall endeavor to have all meters read and final bills rendered for all utilities servicing the Property which are payable by Seller for the period to and including the day preceding Closing. Seller shall remit the Seller's portion to Purchaser.

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        (f)     Any rents or other income received by Seller after Closing, attributable to the period of time after the Closing Date and not previously prorated to Purchaser at Closing, shall be remitted to Purchaser within ten (10) days after receipt. Any rents or other income received by Purchaser after Closing, attributable to the period of time before the Closing Date and not previously prorated at Closing, shall be remitted to Seller within ten (10) days after receipt.

10.4 POSSESSION AT CLOSING. Full possession of the Property shall be delivered to Purchaser by Seller at the Closing, subject only to the Leases.

10.5 CLOSING COSTS. The Purchaser and the Seller shall each bear the cost of any recording fees incurred in connection with any documents required to be recorded by such party. The Seller shall pay the cost for recording the warranty deed and Title Policy premiums; provided, however, Purchaser shall pay the costs associated with the Survey Deletion. Any fee charged by the Title Company for serving as escrow agent in connection with the Closing shall be divided equally between the parties. Purchaser shall pay for the mortgagee's title policy, if issued. Each party shall be responsible for the payment of its own attorney's fees.

                            11. DEFAULTS AND REMEDIES

11.1    SELLER'S DEFAULT; PURCHASER'S REMEDIES.

        (a) SELLER'S DEFAULT. Seller shall be deemed to be in default under this Contract if Seller fails to comply with or perform any covenant, agreement , or obligation required on Seller's part within the time limits and in the manner required in this Contract or if Seller fails to close this transaction for any reason other that the default of Purchaser.

        (b) PURCHASER'S REMEDIES. If Seller is deemed to be in default under this Contract, Purchaser's sole and exclusive remedies shall be to either:

                (i) Terminate this Contract by written notice delivered to Seller on or before the Closing Date; or

                (ii) Enforce specific performance of this Contract against Seller.

        (c) RETURN OF EARNEST MONEY. Upon termination of this Contract pursuant to a right of termination expressly granted in this Contract (a "Permitted Termination"), the Earnest Money shall be returned to Purchaser by the Title Company, and Seller shall execute and deliver such documents as may be required to cause the Title Company to return the Earnest Money to Purchaser.

11.2    PURCHASER'S DEFAULT; SELLER'S REMEDIES.

        (a) PURCHASER'S DEFAULT. Purchaser shall be deemed to be in default if Purchaser fails to close this transaction for any reason other than a default by Seller or termination of this Contract at or before Closing pursuant to a Permitted Termination.

        (b) SELLER'S REMEDY; LIQUIDATED DAMAGES. If Purchaser is deemed to be in default under this Contract, Seller, as Seller's sole and exclusive remedy for such default, shall be entitled to the Earnest Money previously deposited by Purchaser with the Title Company, it being agreed between Purchaser and Seller that such sum shall be liquidated damages for a default of Purchaser under this Contract because of the difficulty, inconvenience, and uncertainty of ascertaining actual damages for such default. The amount of the Earnest Money represents Seller's and Purchaser's best estimate of the damages that will be suffered by Seller because of Purchaser's default. If Seller is entitled to the Earnest Money in accordance with this section, Purchaser shall promptly, on written request of Seller or the Title Company, execute and deliver such documents as may be required to cause the Title Company to deliver the Earnest Money to Seller.

11.3 INDEMNIFICATION. Purchaser and Seller each hereby indemnify and hold Title Company harmless from any liability, cost or expense, including reasonable attorney's fees and court costs, by reason of the disbursement of the Earnest Money by Title Company in good faith pursuant to this Section 11.

                                12. MISCELLANEOUS

12.1 REFERENCES. All references to "Section" or "Paragraph" are, unless specifically stated otherwise, references to sections and paragraphs as numbered or lettered in this Contract. All references to the expiration of any time period under this Contract shall mean and refer to the expiration of such time periods pursuant to this Contact or the agreement of Purchaser and Seller of any extensions of such time periods.

12.2 EXHIBITS. All Exhibits attached to this Contract are incorporated into and made a part of this contract by reference.

12.3 CAPTIONS. The options, headings and arrangements in this Contract are for convenience only and do not in any way define, limit or modify the terms and provisions of this Contract.

12.4 NUMBER AND GENDER OF WORDS. Whenever the singular number is used in this Contract, the same shall include the plural where appropriate, and words of any gender shall include the other gender where appropriate.

12.5 NOTICES. All notices, demands, requests and other communications ("Notices") required or permitted by this Contract shall be in writing and shall be deemed to be received (1) when actually received by any person at the intended address, if personally served or sent by overnight delivery or courier or (2) whether actually received or not, forty-eight (48) hours after the date of deposit of the Notice (and on the date of deposit in the case of any Permitted Termination)in a regularly maintained receptacle for the United States mail, registered or certified, return receipt requested, postage fully prepaid, addressed as follows:

If to the Purchaser:       Harvard Property Trust, LLC
                           15601 Dallas Parkway, Suite 600
                           Addison, Texas  75001
                           Attention: Mr. Jon Dooley
                           Telephone: (214) 655-1600
                           Telecopy: (214) 655-1610


Copies to:                 Powell & Coleman, L.L.P.
                           8080 N. Central Expressway, Suite 1380
                           Dallas, Texas 75206
                           Attention: Patrick Arnold
                           Telephone: (214) 890-7108
                           Telecopy: (214) 373-8768


If to the Seller:          Parkway Monticello Partners, Ltd.
                           Attention:  Tom Wouters
                           99 Main Street, Suite 200
                           Colleyville, Texas  76034
                           Telephone: (817) 488-4200
                           Telecopy: (817) 424-2448

Copies to:                 Kelly, Hart & Hallman, P.C.
                           c/o J. Andrew Rogers
                           201 Main Street, Suite 2500
                           Fort Worth, Texas  76102
                           Telephone: (817) 878-3546
                           Telecopy: (817) 878-9242

Either party may, in substitution of the foregoing, designate a different street address and addressee for purposes of this section by written notice delivered to the other party in the manner prescribed above at least ten (10) days in advance of the date upon which such change of address is to be effective, provided that for purposes of receiving notice of any termination rights under this Contract, only one addressee at one street address shall be specified at any given time.

12.6 ENTIRE AGREEMENT. This Contract embodies the entire agreement between the parties and supersedes all prior agreements, negotiations, warranties, representations and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

12.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties and indemnities set forth in this Contract shall survive the Closing for a period of one (1) year.

12.8 MULTIPLE COUNTERPARTS. This Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one agreement.

12.9 PARTIES BOUND. This Contract shall be binding upon and inure to the benefit of Seller and Purchaser and their respective heirs, personal representatives, successors, and assigns.

12.10 FURTHER ACTS. In addition to the acts and deeds recited in this Contract and contemplated to be performed, executed, and/or delivered by seller and Purchaser, Seller and Purchaser agree to perform execute, and/or deliver or cause to be performed, executed, and/or delivered at the Closing or after the Closing any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated by this Contract.

12.11 DATE OF THIS CONTRACT. The term "Date of this Contract" or "date hereof" or similar references shall for all purposes in this Contract mean the date on which a copy of this Contract has been fully executed and acknowledged by Purchaser and Seller with all changes to the typewritten portion of this Contract initialed by Purchaser and Seller.

12.12 TIME OF THE ESSENCE. It is expressly agreed that time is of the essence with respect to this Contract and each provision contained in this Contract.

12.13 BUSINESS DAYS. All reference to "business days" in this Contract are references to working days, Monday through Friday of each calendar week. If any date in this Contract for commencement or expiration of time periods, for termination or approval, or if the Closing Date, occurs on a Saturday, Sunday or a holiday observed by national banks or the Title Company, then any such date shall be postponed to the next following business day.

12.14 ATTORNEY FEES. In the event of a dispute arising between the parties to this Contract, the prevailing party shall be paid by the non-prevailing party reasonable attorney's fees and court costs, if any, incurred in connection with such dispute.

12.15 AUTHORIZATION AND CAPACITY. Purchaser and Seller each represents to the other that it has the full right, power and authority to enter into this Contract and to fully perform its obligations. Each person executing this Contract warrants and represents that each has the authority to execute this Contract in the capacity stated and to bind the Purchaser and Seller, respectively.

12.16 ASSIGNMENT. Purchaser shall have the right to assign this Contract. If the assignee assumes all obligations of Purchaser and agrees to execute all documents and to perform all obligations imposed on Purchaser as if the assignee were the original purchaser in this Contract, then Purchaser shall be relieved of its obligations under this Contract.

12.17 GOVERNING LAW. This Contract is to be performed in Tarrant County, Texas and the laws of the State of Texas shall govern the validity, construction and enforcement of this Contract. Venue for any litigation shall be fixed in Tarrant County, Texas.


Executed by Seller on this ___ day of ______________,         Executed by Purchaser on this ___ day of _________.
_____________.

SELLER:                                                       PURCHASER:

Parkway Monticello Partners, Ltd.                             Harvard Property Trust, LLC, dba Behringer Harvard Funds
      By:  Realty Capital Corporation
a Texas corporation, its General Partner


By:                                                           By:
   --------------------------------------------------            -------------------------------------------------
Name: THOMAS J. WOUTERS                                       Name:
     ------------------------------------------------              -----------------------------------------------
Title: SENIOR VICE PRESIDENT
      -----------------------------------------------
Title:
      -----------------------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                           TENANT ESTOPPEL CERTIFICATE


Harvard Property Trust, LLC
Behringer Harvard 5072 Plano Parkway LP
Behringer Harvard Mid-Term Value
Enhancement Fund I LP
15601 Dallas Parkway, Suite 600
Dallas, Texas 75001


        Re: Parkway Vista Office Building located at 5072 Plano Parkway in Plano, Texas (the "PROPERTY")

Gentlemen:

        Reference is made to that certain Lease Agreement dated as of ____________ __, ____ between Parkway Monticello Partners, a Texas limited partnership, as landlord ("LANDLORD"), and the undersigned, as tenant ("TENANT"), demising premises at the captioned address more particularly described in the Lease (the "PREMISES"). The lease, together with any amendments and supplements thereto listed on ANNEX 1 attached hereto, is herein referred to as the "LEASE". All capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Lease. Tenant hereby represents to the Benefited Parties (as herein defined) that the following statements are true and correct as of the date hereof:

1. Tenant is the current Tenant under the Lease. The Lease is in full force and effect and is the only lease, agreement or understanding between Landlord and Tenant affecting the Premises. The Lease has not been modified, altered, sublet, or amended, except by the documents listed on ANNEX I attached hereto.

2. The Commencement Date of the Lease occurred on _____________, and the Expiration Date of the Lease will occur on ________________.

3.      The Annual Rent under the Lease for the current Lease Year is
        $___________.

4. As of the date of this Certificate, (i) Landlord is not in default under any of the terms, conditions or covenants of the Lease to be performed or complied with by Landlord, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Tenant, or both, would constitute such a default, and (ii) Tenant is not in default under any of the terms, conditions or covenants of the Lease to be performed or complied with by Tenant, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Landlord, or both, would constitute such a default.

5. As of the date of this Certificate, Tenant has no existing defenses, offsets or credits against the payment of Rent and other sums due or to become due under the Lease or against the performance of any other of Tenant's obligations under the Lease. All improvements to be constructed in the Premises by Landlord have been completed to the satisfaction of Tenant and accepted by Tenant and any tenant construction allowances have been paid in full, and all duties of an inducement nature required of Landlord in the Lease have been fulfilled to Tenant's satisfaction.

6. Tenant (or its sublessee, if applicable, as provided on ANNEX I attached) has accepted and is presently occupying the Premises, and the Premises have been completed in accordance with the terms of the Lease. Tenant has no right to lease or occupy any parking spaces within the Property except as set forth in the Lease.

7.      Tenant has no option or right of first refusal to purchase the Premises.

8. Tenant has paid to Landlord a security deposit in the amount of $___________. Tenant has no claim against Landlord for any other security, rental, access card, key or other deposits or any prepaid rentals.

9. Tenant agrees that, from and after the date hereof, Tenant will not pay any rent under the Lease more than thirty (30) days in advance of its due date.

10. The party executing this document on behalf of Tenant represents that he/she has been authorized to do so on behalf of Tenant.

11. The above certifications are made to the Benefited Parties knowing that the Benefited Parties will rely thereon in making an investment in the Property. For purposes hereof, the term "BENEFITED PARTIES" means (a) Landlord, and (b) each addressee of this letter and its successors, assigns, and designees (including, without limitation, any tenant in common acquiring an interest in the Property by or through Purchaser); and (c) any lender to which any party described in the foregoing clause
        (b) grants a deed of trust or other lien upon the Property and its successors and assigns.


             EXECUTED on this _______ day of ________________, 2005.


"TENANT"

__________________________________


BY:    ___________________________
Name:  ___________________________
Title: ___________________________

                                    EXHIBIT C

                              SPECIAL WARRANTY DEED

STATE OF TEXAS                ss.
                              ss.   KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF ____________        ss.


        THAT ____________________, a ____________________ (herein referred to as
"Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) in hand paid to Grantor by ____________________, a _______________ (herein referred to as "Grantee"), whose mailing address is ____________________, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED unto Grantee that certain tract of real property located in Tarrant County, Texas, more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes, together with (a) any and all appurtenances belonging or appertaining thereto; (b) any and all improvements located thereon; (c) any and all appurtenant easements or rights of way affecting said real property and any of Grantor's rights to use same; (d) any and all rights of ingress and egress to and from said real property and any of Grantor's rights to use same; (e) any and all mineral rights and interests of Grantor relating to said real property (present or reversionary); (f) any and all rights to the present or future use of wastewater, wastewater capacity, drainage, water or other utility facilities to the extent same pertain to or benefit said real property or the improvements located thereon, including without limitation, all reservations of or commitments or letters covering any such use in the future, whether now owned or hereafter acquired; and (g) all right, title and interest of Grantor, if any, in and to (i) any and all roads, streets, alleys and ways (open or proposed) affecting, crossing, fronting or bounding said real property, including any awards made or to be made relating thereto including, without limitation, any unpaid awards or damages payable by reason of damages thereto or by reason of a widening of or changing of the grade with respect to same, (ii) any and all strips, gores or pieces of property abutting, bounding or which are adjacent or contiguous to said real property (whether owned or claimed by deed, limitations or otherwise), (iii) any and all air rights relating to said real property, and
(iv) any and all reversionary interests in and to said real property (said real property together with any and all of the related improvements, appurtenances, rights and interests referenced in clauses (a) through (g) above being herein collectively referred to as the "Property").

        This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject to the matters described in EXHIBIT B attached hereto and incorporated herein by this reference, to the extent the same are validly existing and applicable to the Property (hereinafter referred to collectively as the "Permitted Exceptions").

        TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, its successors and assigns forever, subject to the matters herein stated; and Grantor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject to the Permitted Exceptions.

        Grantor warrants and represents that all ad valorem taxes and assessments on the Property for the year 2004 and all prior years have been fully paid.



                            (signature page follows)

        EXECUTED to be effective as of the _____ day of ____________________, 20_____.

                                            GRANTOR:

                                            [Name of Seller],
                                            a __________________________________


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________



THE STATE OF ___________      ss.
                              ss.
COUNTY OF ______________ss.


        BEFORE ME, the undersigned authority, on this day personally appeared ____________________, ___________________ of ___________________, a
____________________, known to me to be the person and ____________________
whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated for and on behalf of said ____________________.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of _______________, 20_____.



                                            ____________________________________
                                            Notary Public in and for
                                            the State of
                                            ____________________________________

                                            ____________________________________
                                            Printed/Typed Name of Notary

                                            My commission expires:

                                            ____________________________________